SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 2, 2001
                                                          --------------

                               IKON VENTURES, INC.
              -----------------------------------------------------
              Exact name of registrant as specified in its charter)


   Nevada                          000-29331                    76-0270295
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 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 Formation)


    Suite 305, Collier House, 163/169 Brompton Road, London, England SW3 1PY
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                  (Address of principal executive offices)          (Zip Code)



     Registrant's telephone number, including area code 011-44-171-591-4435
                                                        -------------------


          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         HLB Kidsons ("HLB"), by the letter dated August 2, 2001, was dismissed as the independent accountants for the Company. The reports of HLB on the financial statements of the Company for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's Board of Directors approved the dismissal of HLB.

         For the two most recent fiscal years and through August 2, 2001, there have been no disagreements between the Company and HLB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused HLB to make a reference thereto in its report on the Company's financial statements for such period. During the two most recent fiscal years and through August 2, 2001, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

         The Company has requested that HLB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HLB agrees with the above statements. A copy of such letter is attached as an exhibit to this Report on Form 8-K.

         The Company engaged Spicer, Jeffries & Co. ("Spicer") as its new independent accountants as of August 2, 2001. Prior to such date, the Company did not consult with Spicer regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Spicer , or
(iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

        (c) Exhibits

         (1) Letter of HLB Kidsons to the Securities and Exchange Commission, dated August 8, 2001.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                                     IKON VENTURES, INC.


                                                     /s/ Ian Rice
                                                     ---------------------------
                                                     Name:  Ian Rice
                                                     Title:  Chairman and CEO

Dated:  August 8, 2001


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
               [Letterhead of HLB Kidsons, Chartered Accountants]


                                                   August 8, 2001

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Dear Sirs:

Ikon Ventures, Inc.

We have been furnished with a copy of the Form 8-K for the Change in Registrants Certifying Accountant to be filed by our former client, Ikon Ventures, Inc. We agree with the statements made that Form 8-K insofar as they relate to our firm.

Yours faithfully,

/s/ HLB Kidsons
--------------------
HLB Kidsons



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